UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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BlackRock, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
BLACKROCK, INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET

BLACKROCK, INC. 55 EAST 52ND STREET NEW YORK, NEW YORK 10055

D44331-P51545

 You invested in BLACKROCK, INC. and it’s time to vote!

This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 12, 2021. If you would like to request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting and the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or e-mail copy) and to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

	1a. Bader M. Alsaad	For

	1b. Pamela Daley	For

	1c. Jessica P. Einhorn	For

	1d. Laurence D. Fink	For

	1e. William E. Ford	For

	1f. Fabrizio Freda	For

	1g. Murry S. Gerber	For

	1h. Margaret “Peggy” L. Johnson	For

	1i. Robert S. Kapito	For

	1j. Cheryl D. Mills	For

	1k. Gordon M. Nixon	For

	1l. Charles H. Robbins	For

	1m. Marco Antonio Slim Domit	For

	1n. Hans E. Vestberg	For

	1o. Susan L. Wagner	For

	1p. Mark Wilson	For

2.	Approval, in a non-binding advisory vote, of the compensation for named executive officers.	For

3.	Ratification of the appointment of Deloitte LLP as BlackRock’s independent registered public accounting firm for the fiscal year 2021.	For

4.	Approve amendments to BlackRock’s Amended and Restated Certificate of Incorporation to:

	4a. Provide shareholders with the right to call a special meeting.	For

	4b. Eliminate certain supermajority vote requirements.	For

	4c. Eliminate certain provisions that are no longer applicable and make certain other technical revisions.	For

5.	Shareholder Proposal – Amend Certificate of Incorporation to convert to a public benefit corporation.	Against

NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment thereof.

D44332-P51545